UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: May 1, 2009

(Date of earliest event reported)

Data I/O Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 0-10394

_____________________________________

Washington	91-0864123
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6464 185th Ave. N.E., Suite 101

Redmond, WA 98052

(Address of principal executive offices, including zip code)

(425) 881-6444

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Investor Presentation.

Fred Hume, President and CEO and Joel Hatlen Vice President and CFO will present at the AeA Micro Cap Financial Conference on Monday, May 4th at the Monterey Plaza Hotel in Monterey, CA.

Data I/O Corporation has placed a link to a live audio webcast and a copy of an investor presentation dated May 4, 2009. The live audio webcast begins at 2:45 on May 4th. The presentation and link to the recorded webcast can be found at http://www.dataio.com under the caption News & Events, May 4, 2009 Listen to Fred Hume’s Investor Presentation from AeA Micro Cap Financial Conference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Data I/O Corporation

May 1, 2009	By _/s/Joel S. Hatlen_________
Joel S. Hatlen
Vice President - Finance
Chief Financial Officer
Secretary and Treasurer